                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 25, 2004

                                  INDYMAC MBS, INC.
               as Depositor, Greenwich Capital Markets, INC., as
              Underlying Certificate Seller, and Deutsche Bank
              National Trust Company, as trustee under the Pooling
              and Servicing Agreement, dated as of February 1, 2004,
              providing for the issuance of IndyMac MBS, Inc. Residential
                  Asset-Securitization Trust Series 2004-R1
                  Mortgage Pass-Through Certificates Series 2004-R1.

                INDYMAC MBS INC RESIDENTIAL ASSET SEC TRUST 2004-R1
                 (Exact name of Registrant as specified in its Charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-102888-15                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     May 25, 2004.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in it individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of February 1,2004.

          Date:  May 26, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of May 25, 2004.

	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates

	May 25, 2004 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				6
			4.	Credit Enhancement Report				9
			5.	Collateral Report				10
			6.	Delinquency Report				13
			7.	Triggers, Adj. Rate Cert. and Miscellaneous Report				14
			8.	Additional Certificate Report				15

				Total Number of Pages				15

			CONTACTS

				Administrator: Brent Hoyler
				Direct Phone Number: (714)247-6322
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IndyMac Bank					Cut-Off Date: February 25, 2004
	Certificate Insurer(s):							Closing Date: February 27, 2004
								First Payment Date: March 25, 2004
	Servicer(s):		IndyMac Bank

								Distribution Date: May 25, 2004
	Underwriter(s):		Goldman, Sachs & Co.					Record Date: April 30, 2004

						Page 1 of 15					© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Subsidiary Remic Series 2004-R1
	Certificate Payment Report for May 25, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

SUB		146,361,759.00			137,072,100.56	438,392.62	6,826,615.08	7,265,007.70	-	-	130,245,485.48

Total		146,361,759.00			137,072,100.56	438,392.62	6,826,615.08	7,265,007.70	-	-	130,245,485.48

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

SUB				-		146,361,759.00	936.529470	2.995268	46.642068	49.637335	889.887402

							Page 2 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Subsidiary Remic Series 2004-R1
	Certificate Payment Report for May 25, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

SUB	146,361,759.00		1,361,254.35		-	16,116,273.52	16,116,273.52	17,477,527.87	-	-	130,245,485.48

Total	146,361,759.00		1,361,254.35		-	16,116,273.52	16,116,273.52	17,477,527.87	-	-	130,245,485.48

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

SUB		137,072,100.56			-	-	-	-	-	438,392.62	-

Total		137,072,100.56			-	-	-	-	-	438,392.62	-

							Page 3 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Master Remic Series 2004-R1
	Certificate Payment Report for May 25, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A1	SEQ	47,952,000.00			44,398,670.62	101,746.95	1,675,209.23	1,776,956.18	-	-	42,723,461.39
A2	SEQ	40,136,000.00			40,136,000.00	125,425.00	-	125,425.00	-	-	40,136,000.00
A3	SEQ	18,490,000.00			18,490,000.00	57,781.25	-	57,781.25	-	-	18,490,000.00
A4	SEQ	39,783,659.00			34,047,429.94	106,398.22	5,151,405.85	5,257,804.07	-	-	28,896,024.09
A5	IO	-			-	36,998.89	-	36,998.89	-	-	-
A6	IO	-			-	10,042.31	-	10,042.31	-	-	-
AR	R	100.00			-	-	-	-	-	-	-

Total		146,361,759.00			137,072,100.56	438,392.62	6,826,615.08	7,265,007.70	-	-	130,245,485.48

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A1				F-30/360	45660NYX7	47,952,000.00	925.898203	2.121850	34.935127	37.056977	890.963075
A2				F-30/360	45660NYY5	40,136,000.00	1,000.000000	3.125000	-	3.125000	1,000.000000
A3				F-30/360	45660NYZ2	18,490,000.00	1,000.000000	3.125000	-	3.125000	1,000.000000
A4				F-30/360	45660NZA6	39,783,659.00	855.814442	2.674420	129.485472	132.159892	726.328971
A5				F-30/360	45660NZB4	8,718,545.00	925.898251	4.243700	-	4.243700	890.963122
A6				A-30/360	45660NZC2	146,361,759.00	936.529471	0.068613	-	0.068613	889.887403
AR				-	45660NZD0	100.00	-	-	-	-	-

							Page 4 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Master Remic Series 2004-R1
	Certificate Payment Report for May 25, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A1	47,952,000.00		317,043.75		-	5,228,538.61	5,228,538.61	5,545,582.36	-	-	42,723,461.39
A2	40,136,000.00		376,275.00		-	-	-	376,275.00	-	-	40,136,000.00
A3	18,490,000.00		173,343.75		-	-	-	173,343.75	-	-	18,490,000.00
A4	39,783,659.00		347,427.33		-	10,887,634.91	10,887,634.91	11,235,062.24	-	-	28,896,024.09
A5	-		115,288.64		-	-	-	115,288.64	-	-	-
A6	-		31,875.57		-	-	-	31,875.57	-	-	-
AR	100.00		0.31		-	100.00	100.00	100.31	-	-	-

Total	146,361,759.00		1,361,254.35		-	16,116,273.52	16,116,273.52	17,477,527.87	-	-	130,245,485.48

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A1	2.75000%	44,398,670.62			101,746.95	-	-	-	101,746.95	101,746.95	-
A2	3.75000%	40,136,000.00			125,425.00	-	-	-	125,425.00	125,425.00	-
A3	3.75000%	18,490,000.00			57,781.25	-	-	-	57,781.25	57,781.25	-
A4	3.75000%	34,047,429.94			106,398.22	-	-	-	106,398.22	106,398.22	-
A5	5.50000%	8,072,485.57			36,998.89	-	-	-	36,998.89	36,998.89	-
A6	0.08792%	137,072,100.72			10,042.31	-	-	-	10,042.31	10,042.31	-
AR	3.75000%	-			-	-	-	-	-	-	-

Total		282,216,686.85			438,392.62	-	-	-	438,392.62	438,392.62	-

							Page 5 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Collection Account Report for May 25, 2004 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							6,855,071.74
	Principal Other Accounts							0.00
	TOTAL NET PRINCIPAL							6,855,071.74

	Interest Collections							409,935.96
	Interest Other Accounts							0.00
	Interest Fees							0.00
	TOTAL NET INTEREST							409,935.96

	TOTAL AVAILABLE FUNDS FOR DISTRIBUTION							7,265,007.70

PRINCIPAL - COLLECTIONS								TOTAL

	Principal Received on IN0309 Class A-1							1,532,901.12
	Principal Received on IN0309 Class A-5							1,005,492.17
	Principal Received on IN0309 Class A-6							3,478,768.31
	Principal Received on IN0309 Class A-7							837,910.14

	TOTAL PRINCIPAL COLLECTED							6,855,071.74

				Page 6 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Collection Account Report for May 25, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Interest Received on IN0309 Class A-1							102,597.44
	Interest Received on IN0309 Class A-5							177,737.94
	Interest Received on IN0309 Class A-6							0.00
	Interest Received on IN0309 Class A-7							129,600.58

	TOTAL INTEREST COLLECTED							409,935.96

				Page 7 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Collection Account Report for May 25, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 8 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Credit Enhancement Report for May 25, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Realized Losses on IN0309 Class A-1							0.00
	Realized Losses on IN0309 Class A-5							0.00
	Realized Losses on IN0309 Class A-6							0.00
	Realized Losses on IN0309 Class A-7							0.00

	TOTAL REALIZED LOSSES							0.00

	Current Aggregate Balance for A-1, A2, A3							103,024,670.62
	Planned Aggregate Balance for A-1, A2, A3							101,349,461.39

	Planned Principal Distribution							1,675,209.23

				Page 9 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Collateral Report for May 25, 2004 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							770
	Prior							733
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(27)
	Repurchases							(5)
	Liquidations							-
	Current							701

	Principal Balance:
	Original							146,361,759.16
	Prior							137,072,100.72
	Prefunding							28,456.66
	Scheduled Principal							(6,855,071.74)
	Partial and Full Voluntary Prepayments							-
	Repurchases							-
	Liquidations							-
	Current							130,245,485.64

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 10 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Collateral Report for May 25, 2004 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							3.536995%
	Weighted Average Coupon Prior							3.542653%
	Weighted Average Coupon Current							3.588791%
	Weighted Average Months to Maturity Original							0
	Weighted Average Months to Maturity Prior							0
	Weighted Average Months to Maturity Current							0
	Weighted Avg Remaining Amortization Term Original							350
	Weighted Avg Remaining Amortization Term Prior							349
	Weighted Avg Remaining Amortization Term Current							348
	Weighted Average Seasoning Original							8.13
	Weighted Average Seasoning Prior							9.13
	Weighted Average Seasoning Current							10.12

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 11 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Collateral Report for May 25, 2004 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							0.000%
	Weighted Average Margin Prior							0.000%
	Weighted Average Margin Current							0.000%
	Weighted Average Max Rate Original							0.000%
	Weighted Average Max Rate Prior							0.000%
	Weighted Average Max Rate Current							0.000%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							0.000%
	Weighted Average Cap Up Prior							0.000%
	Weighted Average Cap Up Current							0.000%
	Weighted Average Cap Down Original							0.000%
	Weighted Average Cap Down Prior							0.000%
	Weighted Average Cap Down Current							0.000%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL COLLATERAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Delinquency Report for May 25, 2004 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance		-	2,014,073.61	-	-	2,014,073.61
		% Balance		0.00%	1.55%	0.00%	0.00%	1.55%
		# Loans		-	7	-	-	7
		% # Loans		0.00%	1.00%	0.00%	0.00%	1.00%
FORECLOSURE		Balance		-	-	-	327,627.71	327,627.71
		% Balance		0.00%	0.00%	0.00%	0.25%	0.25%
		# Loans		-	-	-	1	1
		% # Loans		0.00%	0.00%	0.00%	0.14%	0.14%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	2,014,073.61	-	327,627.71	2,341,701.32
		% Balance		0.00%	1.55%	0.00%	0.25%	1.80%
		# Loans		-	7	-	1	8
		% # Loans		0.00%	1.00%	0.00%	0.14%	1.14%
Note: <1 Payment = 1-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 13 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Triggers, Adj. Rate Cert. and Miscellaneous Report for May 25, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Credit Support Depletion							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 14 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R1
	Mortgage Pass-Through Certificates
	Series 2004-R1
	Additional Certificate Report for May 25, 2004 Distribution

	Additional Certificate Report

	CLASS							Interest Shortfalls

	A1							0.00
	A2							0.00
	A3							0.00
	A4							0.00
	A5							0.00
	A6							0.00

				Page 15 of 15				© COPYRIGHT 2004 Deutsche Bank